FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: July 18, 2002

INSIGHT ENTERPRISES, INC

(Exact name of registrant as specified in its charter)

Delaware	0-25092	86-0766246

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 West Auto Drive, Tempe, Arizona	85284

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(480) 902-1001

Item 5. Other Events and Regulation FD Disclosure
Item 7. Exhibits
EXHIBIT INDEX
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 5. Other Events and Regulation FD Disclosure

         Attached as Exhibit 99.1 is a press release of the Registrant dated July 17, 2002, which is incorporated by this reference into this Item 5.

         Attached as Exhibit 99.2 is a press release of the Registrant dated July 18, 2002, which is incorporated by this reference into this Item 5, announcing a conference call to clarify the information in the Registrant’s July 17, 2002 press release.

         Attached as Exhibit 99.3 is a copy of the prepared script read by the Registrant at its announced conference call on July 18, 2002, which is incorporated by this reference into this Item 5.

Item 7. Exhibits

         Please refer to exhibit index below.

EXHIBIT INDEX

Incorporated
Exhibit by Reference to/
Number	Description	Filed Herewith

99.1	Press release dated July 17, 2002	Filed herewith

99.2	Press release dated July 18, 2002	Filed herewith

99.3	Script for July 18, 2002 conference call	Filed herewith

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2002	/s/ Stanley Laybourne Stanley Laybourne Chief Financial Officer, Secretary and Treasurer